                                                                 EXHIBIT 10.15.1

                                AMENDMENT NO. 1
                     TO THE AVERY INTERNATIONAL CORPORATION
               1988 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS


WHEREAS, Paragraph 10 of the Avery International Corporation 1988 Stock Option Plan for Non-Employee Directors (the "Plan") provides that the Plan may be amended by the stockholders of Avery Dennison Corporation (the "Company"); and

WHEREAS, the Board of Directors of the Company has determined that it is advisable to amend the Plan in certain respects and to submit this amendment to the Company's stockholders for approval.

NOW, THEREFORE, subject to such stockholder approval, the Plan is hereby amended effective as of December 1, 1994 in the following respects:

1. The name of the Plan shall be changed to the "Avery Dennison Corporation 1988 Stock Option Plan for Non-Employee Directors."

2. The second sentence of the first paragraph of Paragraph 4 is hereby deleted in its entirety and the following is inserted in lieu thereof:

     "Commencing with the regular meeting of the Board in December 1994, during the term of the Plan each then current, non-employee director ("Optionee") shall automatically be granted, on the date of each regular December meeting of the Board, an Option for 2,000 shares (subject to adjustment as provided in Paragraph 8), except that any director retiring from the Board as of the Annual Meeting of Stockholders on April 27, 1995 shall not be entitled to receive any such grant of Options."

3. The first sentence of Paragraph 5(b) is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "(b) Options shall become exercisable in installments of 50% of the number of shares initially granted, commencing on the first anniversary of the grant date, such installments to be cumulative; provided, however, that all Options owned by a director which are unexercisable on the date of such director's Retirement at or after age seventy-two shall become fully exercisable on that date."

4. Paragraph 5(f) is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "(f) In the event of the death of a director or former director to whom an Option has been granted under the Plan, the Option theretofore granted to him (unless the Option shall have been previously terminated pursuant to the provisions of Paragraph 5(d) or 5(e)) may be exercised by a person properly designated by the Optionee, including his spouse or heirs at law, to exercise such Optionee's rights under this Plan (a "Beneficiary") at any time within twelve months of the date of the Optionee's death, but not after the expiration of the Option, to the extent of the number of shares exercisable by the Optionee at the date of his death; otherwise the Option shall expire at the end of such twelve-month period. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Board and shall be effective upon delivery to the Board."

5. The first sentence of Paragraph 7 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "No Option granted under the Plan shall be transferable otherwise than by will or by the laws of descent and distribution, or to a Beneficiary, and an Option may be exercised, during the lifetime of the holder thereof, only by him."

6. The first sentence of Paragraph 10 is hereby deleted in its entirety and the following is inserted in lieu thereof:

     "Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on, and no awards of Options shall be made after, January 31, 2007; provided, however, that such termination shall have no effect on Options granted prior thereto."

7. Exhibit A is hereby deleted in its entirety and the attached Exhibit A is inserted in lieu thereof.

                                   EXHIBIT A
                                   ---------

                           AVERY DENNISON CORPORATION
                           --------------------------
                  NON-EMPLOYEE DIRECTOR STOCK OPTION AGREEMENT
                  --------------------------------------------


THIS AGREEMENT, dated ____________________________, is made by and between Avery Dennison Corporation, a Delaware corporation, hereinafter referred to as the "Company," and *, a non-employee director of Company, hereinafter referred to as "Optionee".

WHEREAS, Company wishes to afford Optionee the opportunity to purchase shares of its $1.00 par value common stock under the terms of the 1988 Stock Option Plan for Non-Employee Directors of Avery Dennison Corporation; (hereinafter referred to as the "Plan") and

WHEREAS, The Company's Board of Directors (hereinafter referred to as the "Board"), appointed to administer said Plan, has determined that it would be to the advantage and best interest of Company and its stockholders to grant the Option provided for herein to Optionee as an inducement to provide services as a Director of the Company and as an incentive for increased efforts during such service. The Board has advised Company of its determination and instructed the undersigned officers to issue said Option, which is a Non-Qualified Stock Option, as required under the Plan;

NOW, THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, Company and Optionee do hereby agree as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

1.1  Agreement
     ---------

     "Agreement" shall mean this Non-Employee Director Stock Option Agreement.

1.2  Change of Control
     -----------------

     "Change of Control" shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of
     Schedule 14A, Regulation 240.14a-101, promulgated under the Securities Exchange Act of 1934 as in effect on the date of this Agreement or, if Item 5(f) is no longer in effect, any regulation issued by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 which serves similar purposes; provided that, without limitation, a Change of Control shall be deemed to have occurred if and when:

* Refer to attached Notice.

     (a) Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934) is or becomes a beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company's then outstanding securities, or

     (b) Individuals who were members of the Board of Directors of the Company immediately prior to a meeting of the shareholders of the Company involving a contest or the election of the directors shall not constitute a majority of the Board of Directors following such election.

1.3  Option
     ------

     "Option" shall mean this option to purchase common stock of the Company granted under the Agreement.

1.4  Optionee
     --------

     "Optionee" shall mean a non-employee Director eligible under the terms of the Plan.

1.5  Plan
     ----

     The "Plan" shall mean The 1988 Stock Option Plan for Non-Employee Directors of Avery Dennison Corporation.

1.6  Pronouns
     --------

     The masculine pronoun shall include the feminine and neuter, and the singular, and the plural, where the context so indicates.

1.7  Secretary
     ---------

     "Secretary" shall mean the Secretary of the Company.

1.8  Termination
     -----------

     "Termination" shall mean the time when the Optionee ceases to be a Director of the Company for any reason, including, but not limited to, a termination by resignation, removal, death, retirement, or failure to be elected.

1.9  Beneficiary
     -----------

     "Beneficiary" shall mean a person properly designated by the Optionee, including his/her spouse or heirs at law, to exercise such Optionee's rights under the Plan. Designation, revocation and redesignation of Beneficiaries must be made in writing in accordance with rules established by the Committee and shall be effective upon delivery to the Committee.

                                   ARTICLE II
                                   ----------

                                GRANT OF OPTION
                                ---------------

2.1  Grant of Option
     ---------------

     In consideration of Optionee's agreement to provide services as a director of the Company and for other good and valuable consideration, on the date hereof the Company irrevocably grants to Optionee the option to purchase any part or all of an aggregate of __________ shares of its $1.00 par value common stock upon the terms and conditions set forth in this Agreement. Such Option is granted pursuant to the Plan and shall also be subject to the terms and conditions set forth in the Plan which is incorporated herein by reference.

2.2  Purchase Price
     --------------

     The purchase price of the shares of stock covered by the Option shall be __________________ dollars ($__________) per share without commission or other charge.

2.3  Consideration to Company
     ------------------------

     In consideration of the granting of this Option by the Company, the Optionee agrees to render services as a Director to the Company, for a period of at least one (1) year from the date this Option is granted. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue as a Director of the Company, nor shall it interfere with or restrict in any way, other than the loss of rights as provided in
     Article III of this Agreement, the right of the Optionee voluntarily to resign as a Director of the Company.

2.4  Adjustments in Option
     ---------------------

     In the event that the outstanding shares of the stock subject to the Option are changed into or exchanged for a different number or kind of shares of the Company or other securities of the Company by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend, or combination of shares, the Board shall make an appropriate and equitable adjustment in the number and kind of shares as to which the Option, or portions thereof then unexercised, shall be exercisable. Such adjustment shall be made with the intent that after the change or exchange of shares, the Optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustment in the Option may include a necessary corresponding adjustment in the option price per share, but shall be made without change in the total price applicable to the unexercised portion of the Option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices).

                                  ARTICLE III
                                  -----------

                            PERIOD OF EXERCISABILITY
                            ------------------------

3.1  Commencement of Exercisability
     ------------------------------

     (a) The Option shall become exercisable in two cumulative installments as follows:

          (i) The first installment shall consist of fifty percent (50%) of the shares covered by the Option and shall become exercisable on the first anniversary of the date the Option was granted.

          (ii) The second installment shall consist of an additional fifty percent (50%) of the shares covered by the Option and shall become exercisable on the second anniversary of the date the Option was granted.

          The installments provided for in this Subsection (a) are cumulative. Each installment which becomes exercisable shall remain exercisable during the term of the Option, subject to Sections 3.3 and 3.4.

     (b) No portion of the Option which is an unexercisable installment under Subsection (a) above at Termination shall thereafter become exercisable.

     (c) Notwithstanding Subsection 3.1(a) above, upon a Change of Control, all Option installments not yet exercisable shall become immediately exercisable.

     (d) Notwithstanding Subsection 3.1(a) above, when the Optionee, who is a director, reaches his seventy-second birthday, all Option installments not yet exercisable shall become immediately exercisable.

3.2  Term of Option
     --------------

     The Option will expire and will not, under any condition, be exercisable after the tenth (10th) anniversary of the date the Option was granted. Such date shall be the Option's Expiration Date.

3.3  Exercise of Option after Termination
     ------------------------------------

     This Option is exercisable by the Optionee only while he is a Director of the Company, subject to the following exceptions:

     (a) If the Optionee dies while the Option is exercisable under the terms of this Agreement, the Optionee's Beneficiary may exercise such rights, subject to the limitation in Subsection 3.1(b). The Option must be exercised within twelve (12) months after the Optionee's death, but not later than the Option's Expiration Date.

     (b) If the Optionee ceases to be a Director due to his retirement, the Optionee may exercise the Option, subject to the limitation in Subsection 3.1(b), within twenty-four (24) months after Termination, but not later than the Option's Expiration Date.

     (c) If the Optionee ceases to be a Director other than for the reasons set forth in Subsections (a) or (b) above, the Optionee may exercise the Option, subject to the limitations of Subsection 3.1(b), within three
          (3) months after Termination, but not later than the Option's Expiration Date.

3.4  Exercise of Option Upon Merger or Consolidation
     -----------------------------------------------

     (a) Notwithstanding Section 3.3, the Option may not be exercised to any extent by anyone after the effective date of either the merger or consolidation of the Company into another corporation, the exchange of all or substantially all of the assets of the Company for the securities of another corporation, the acquisition by another corporation of 80% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company. At least twenty (20) days prior to the effective date of such merger, consolidation, exchange, acquisition, liquidation, or dissolution, the Company shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable.

     (b) In the event of such merger, consolidation, exchange, acquisition, liquidation, or dissolution, then for a period of ten (10) days prior to the effective date of such event, the Option shall be exercisable as to all shares covered hereby, notwithstanding that the Option may not yet have become fully exercisable under Subsection 3.1(a).

                                   ARTICLE IV
                                   ----------

                              EXERCISE OF OPTIONS
                              -------------------

4.1  Partial Exercise
     ----------------

     Any exercisable portion of the Option or the entire Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable under Section
     3.2. Each partial exercise shall be for not less than one hundred (100) shares (or a smaller number, if it is the maximum number which may be exercised under Section 3.1), and shall be for whole shares only.

4.2  Manner of Exercise
     ------------------

     The Option, or any exercisable portion thereof, may be exercised solely by delivering to the Secretary or his office all of the following:

     (a) A written notice, complying with the applicable rules established by the Board, stating that the Option or portion is thereby exercised. The notice shall be signed by the Optionee or the other person then entitled to exercise the Option;

     (b) Full payment (in cash or by cashier's check) for the shares with respect to which the Option or portion is exercised. Payment may be made by surrendering Company common stock owned by the Optionee, with a fair market value (as defined in Paragraph 5(c) of the Plan) on the date the Option is exercised equal to the aggregate purchase price of the shares with respect to which the Option, or portion thereof, is exercised; and

     (c) In the event the Option or portion thereof shall be exercised by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

4.3  Conditions to Issuance of Stock Certificates
     --------------------------------------------

     The shares of stock deliverable upon the exercise of the Option, or any part thereof, may be either previously authorized but unissued shares or issued shares which have then been reacquired by the Company. Such shares shall be fully paid and non-assessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Option or part thereof prior to fulfillment of all of the following conditions:

     (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

     (b) The completion of any registration or other qualification of such shares under any state or federal law, or under rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Board shall, in its absolute discretion, deem necessary or advisable;

     (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Board shall, in its absolute discretion, determine to be necessary or advisable;

     (d) The lapse of such reasonable period of time following the exercise of the Option as the Board may from time to time establish for reasons of administrative convenience; and

     (e)  The receipt by the Company of full payment for such shares.

4.4  Rights as Stockholders
     ----------------------

     The holder of the Option shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares purchasable upon the exercise of any part of the Option unless and until certificates representing such shares shall have been issued by the Company to such holder.

                                   ARTICLE V
                                   ---------

                                 MISCELLANEOUS
                                 -------------

5.1  Administration
     --------------

     The Board shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules. All actions taken and all interpretations and determinations made by the Board in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Option.

5.2  Option Not Transferable
     -----------------------

     Neither the Option nor any interest or right therein or part thereof may be sold, pledged, assigned or transferred in any manner other than by will or by the applicable laws of descent and distribution. The Option shall be exercised during the Optionee's lifetime only by the Optionee, or his guardian or legal representative.

5.3  Notices
     -------

     Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to Optionee shall, if Optionee is then deceased, be given to Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

5.4  Adoption by the Board, Approval by Stockholders and Receipt of Interpretive
     ---------------------------------------------------------------------------
     Letter
     ------

     The Plan was approved and adopted by the Board on January 28, 1988 and approved by the Company's stockholders on March 31, 1988. The Company received an interpretive letter dated April 22, 1988 from the Securities and Exchange Commission to the effect that the Plan meets the requirements of Rule 16b-3 of the Securities Exchange Act of 1934 and that non-employee directors receiving Options under the Plan are disinterested persons within the meaning of Rule 16b-3 for the purpose of administering certain compensation plans of the Company.

5.5  Titles
     ------

     Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

5.6  Construction
     ------------

     This Agreement shall be administered and interpreted under the laws of the State of California.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.


                                                      AVERY DENNISON CORPORATION


                                       By______________________________________*
                                            Chairman and Chief Executive Officer


                                       By______________________________________*
                                                                       Secretary

_______________________________*
  Optionee


Address:       _______________________*
-------

               _______________________*

               _______________________*

               _______________________*



* Refer to attached Notice.